UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 2, 2010
(Date of earliest event reported)

Glu Mobile Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33368	91-2143667
(Commission File Number)	(IRS Employer Identification No.)

2207 Bridgepointe Parkway, Suite 300
San Mateo, California	94404
(Address of Principal Executive Offices)	(Zip Code)

(650) 532-2400
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On November 2, 2010, Glu Mobile Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2010.  A copy of the press release is attached as Exhibit 99.01 to this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibit 99.01 to this Current Report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.01 shall not be incorporated by reference into any registration statement or other document filed by the Company with the Securities and Exchange Commission, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing (or any reference to this Current Report generally), except as shall be expressly set forth by specific reference in such filing.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2010, the Company’s Board of Directors (the “Board”) increased the size of the Board from seven directors to eight directors and elected Ben T. Smith, IV to the Board as a Class I director.  Mr. Smith has not yet been assigned to any Board committees.  Mr. Smith will be compensated for his service on the Board and any committee of the Board on which he serves in accordance with the Company’s compensation arrangements for non-employee directors, which arrangements were disclosed in the Company’s definitive proxy statement for its 2010 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 30, 2010.  Mr. Smith has no relationships or transactions with the Company which are required to be disclosed pursuant to Item 404(a) of Regulation S-K, nor are there any arrangements or understandings with other persons pursuant to which he was selected as a director.

A copy of the press release announcing Mr. Smith’s election to the Board is attached hereto as Exhibit 99.02 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

99.01	Press Release issued by Glu Mobile Inc., dated November 2, 2010, announcing its financial results for the third quarter ended September 30, 2010.
99.02	Press Release issued by Glu Mobile Inc., dated November 2, 2010, announcing the appointment of Ben T. Smith, IV to the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

Date:	November 2, 2010	By:	/s/ Eric R. Ludwig
		Name:	Eric R. Ludwig
		Title:	Senior Vice President, Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Number	Description

99.01	Press Release issued by Glu Mobile Inc., dated November 2, 2010, announcing its financial results for the third quarter ended September 30, 2010.

99.02	Press Release issued by Glu Mobile Inc., dated November 2, 2010, announcing the appointment of Ben T. Smith, IV to the Board.